COOPERATIVE BANKSHARES REPORTS SECOND QUARTER
                        EARNINGS INCREASE OF 61 PERCENT.

For Immediate Release: July 17, 2002

     Wilmington, NC--Cooperative Bankshares, Inc. (NASDAQ: "COOP") reported net income for the quarter ended June 30, 2002, of $1,131,162 or $0.40 per diluted share, a 61% increase over the same quarter last year. Net income for the quarter ended June 30, 2001, was $702,904 or $0.25 per diluted share.

     Income for the six months ended June 30, 2002, was $2,419,664 or $0.85 per diluted share, an 89% increase over the same period last year. Income for the six months ended June 30, 2001, was $1,277,256 or $0.45 per diluted share.

     Total assets at June 30, 2002, were $479.4 million; stockholders' equity was $35.8 million or $12.62 per share and represented 7.46% of assets.

     Cooperative Bankshares, Inc. (NASDAQ: "COOP") is the parent company of Cooperative Bank. Chartered in 1898, Cooperative provides a full range of financial services through 17 financial centers in Eastern North Carolina.


                           For Additional Information
                           --------------------------
                       Frederick Willetts, III, President
                Todd L. Sammons, CPA, Senior Vice President/ CFO
                   Linda B. Garland, Vice President/ Secretary

COOPERATIVE BANKSHARES, INC.
     201 MARKET ST.                                                                 UNAUDITED SELECTED FINANCIAL DATA
   WILMINGTON, NC 28401                                                                    NASDAQ SYMBOL: COOP

--------------------------------------------------------------------------------------------------------------------------
BALANCES AS OF:                             06/30/02          03/31/02         12/31/01          09/30/01         06/30/01
--------------------------------------------------------------------------------------------------------------------------
ASSETS                                  $479,434,570      $462,845,520     $458,114,065      $443,781,028     $427,992,370
STOCKHOLDERS'  EQUITY                     35,775,614        34,142,488       33,618,281        33,009,994       31,872,647
DEPOSITS                                 360,535,738       352,082,543      339,830,052       340,615,280      338,984,849
BOOK VALUE (2,835,947 SHARES
  as of 6/30/02)                               12.62             12.04            11.86             11.69            11.38

NON-PERFORMING ASSETS:
  ACCRUING LOANS  90  DAYS PAST DUE          224,528           780,364        2,562,681         1,792,869        1,799,156
  NON-ACCRUAL LOANS                            6,607           299,271          505,378           253,369          366,231
  FORECLOSED REO                           1,283,041         1,192,133          759,272         1,080,372           60,000
                                        ----------------------------------------------------------------------------------
    TOTAL NON-PERFORMING ASSETS         $  1,514,176      $  2,271,768     $  3,827,331      $  3,126,610     $  2,225,387
                                        ==================================================================================

--------------------------------------------------------------------------------------------------------------------------
FOR THE QUARTER ENDED:                     6/30/2002         3/31/2002       12/31/2001         9/30/2001        6/30/2001
--------------------------------------------------------------------------------------------------------------------------
NET INTEREST MARGIN                             3.57%             3.33%            2.97%             2.99%            2.95%
  (net interest income /
   average interest-earning assets)

EARNING ASSETS / LIABILITIES                  106.60%           106.80%          106.60%           108.50%          109.20%

STOCKHOLDERS' EQUITY/ASSETS                     7.46%             7.38%            7.34%             7.44%            7.45%

--------------------------------------------------------------------------------------------------------------------------

NET INCOME                              $  1,131,162      $  1,288,502     $    806,222      $    805,465     $    702,904
                                        ==================================================================================

NET INCOME  PER DILUTED SHARE           $       0.40      $       0.45     $       0.28      $       0.28     $       0.25
                                        ==================================================================================

DILUTED WEIGHTED AVERAGE
  NUMBER OF SHARES                         2,861,143         2,843,398        2,832,285         2,828,829        2,816,418
                                        ==================================================================================
ALLOWANCE FOR LOAN LOSSES
    PROVISION                           $    120,000      $    280,000        $ 160,000      $    120,000     $     90,000
    CHARGE OFFS                              118,404           218,060           15,472            35,283            7,940
    RECOVERIES                                   624             4,895              657             3,109            3,386
                                        ----------------------------------------------------------------------------------
    BALANCE                             $  2,591,792      $  2,589,572     $  2,522,737      $  2,377,552     $  2,289,726
                                        ==================================================================================


Note:Earnings per share are computed based on the weighted average number of dilutive shares outstanding, after giving retroactive effect for any stock dividends and splits.

             COOPERATIVE BANKSHARES, INC. AND SUBSIDIARY
            CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                                                                          JUNE 30, 2002     December 31, 2001
                                                                          ------------      -----------------
                                                                          (UNAUDITED)

                                ASSETS
  Cash and due from banks, noninterest-bearing                            $ 11,486,565        $ 10,709,799
  Interest-bearing deposits in other banks                                   2,386,990           1,585,779
                                                                          ------------        ------------
    Total cash and cash equivalents                                         13,873,555          12,295,578
  Securities:
    Available for sale (amortized cost of $39,263,986 in June 2002
     and $42,661,527 in December 2001)                                      39,598,524          42,970,180
    Held to maturity (estimated market value of $9,018,725 in June 2002
     and $5,282,815 in December 2001)                                        8,838,807           5,000,000
  FHLB stock                                                                 4,154,900           4,154,900
  Loans held for sale                                                        6,557,504                --
  Loans                                                                    387,462,919         375,980,628
   Less allowance for loan losses                                            2,591,792           2,522,737
                                                                          ------------        ------------
    Net loans                                                              384,871,127         373,457,891
  Other real estate owned                                                    1,283,041             759,272
  Accrued interest receivable                                                2,388,917           2,637,367
  Premises and equipment, net                                                6,594,514           6,471,715
  Other assets                                                              11,273,681          10,367,162
                                                                          ------------        ------------
          Total assets                                                    $479,434,570        $458,114,065
                                                                          ============        ============
                 LIABILITIES AND STOCKHOLDERS' EQUITY
  Deposits                                                                $360,535,738        $339,830,052
  Short-term borrowings                                                     37,833,591          35,000,000
  Escrow deposits                                                              648,267             220,944
  Accrued interest payable                                                     267,443             264,391
  Accrued expenses and other liabilities                                     1,279,012           1,083,242
  Long-term obligations                                                     43,094,905          48,097,156
                                                                          ------------        ------------
       Total liabilities                                                   443,658,956         424,495,785
                                                                          ------------        ------------
  Stockholders' equity:
    Preferred stock, $1 par value, 3,000,000 shares authorized,
      no shares issued and outstanding                                              --                  --
    Common stock, $1 par value, 7,000,000 shares authorized,
      2,835,947 and 2,835,447 shares issued and outstanding                  2,835,947           2,835,447
  Additional paid-in capital                                                 2,440,644           2,435,720
  Accumulated other comprehensive income                                       204,068             188,278
  Retained earnings                                                         30,294,955          28,158,835
                                                                          ------------        ------------
       Total stockholders' equity                                           35,775,614          33,618,280
                                                                          ------------        ------------
          Total liabilities and stockholders' equity                      $479,434,570        $458,114,065
                                                                          ============        ============
Book value per common share                                               $      12.62        $      11.86
                                                                          ============        ============

                   COOPERATIVE BANKSHARES, INC. AND SUBSIDIARY
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

                                                    THREE MONTHS ENDED              SIX MONTHS ENDED
                                                         JUNE 30,                      JUNE 30,
                                                   2002           2001           2002            2001
                                              ------------   ------------    ------------   ------------
INTEREST INCOME:
  Loans                                       $  6,653,357   $  7,006,622    $ 13,248,903   $ 14,152,016
  Securities                                       673,851        696,892       1,369,739      1,232,212
  Other                                             11,625         58,129          23,918        228,335
  Dividends on FHLB stock                           54,384         63,197         113,292        130,329
                                              ------------   ------------    ------------   ------------
       Total interest income                     7,393,217      7,824,840      14,755,852     15,742,892
                                              ------------   ------------    ------------   ------------

INTEREST EXPENSE:
  Deposits                                       2,610,028      3,967,552       5,455,370      8,092,831
  Borrowed funds                                   892,076        855,064       1,804,729      1,701,870
                                              ------------   ------------    ------------   ------------
       Total interest expense                    3,502,104      4,822,616       7,260,099      9,794,701
                                              ------------   ------------    ------------   ------------

NET INTEREST INCOME                              3,891,113      3,002,224       7,495,753      5,948,191
Provision for  loan losses                         120,000         90,000         400,000        180,000
                                              ------------   ------------    ------------   ------------
       Net interest income after provision
         for loan losses                         3,771,113      2,912,224       7,095,753      5,768,191
                                              ------------   ------------    ------------   ------------
NONINTEREST INCOME:
   Net gains on sale of loans                       79,388          2,420          97,668          2,420
   Net gains on sale of securities                  18,417         12,399         135,182         12,399
   Service charges and fees on loans               136,374        176,498         337,756        335,215
   Deposit-related fees                            262,693        243,138         510,929        482,514
   Gain on sale of real estate                        --             --           464,977           --
   Bank-owned life insurance earnings               99,837           --           199,674           --
   Other income, net                                42,858         27,667         102,974         44,551
                                              ------------   ------------    ------------   ------------
       Total noninterest income                    639,567        462,122       1,849,160        877,099
                                              ------------   ------------    ------------   ------------
NONINTEREST EXPENSE:
   Compensation and fringe benefits              1,570,690      1,269,547       3,006,544      2,566,176
   Occupancy and equipment                         549,184        521,985       1,067,395      1,065,802
   Advertising                                      66,317         64,485         136,820        110,945
   Real estate owned                                 3,985         (1,548)         10,527           (638)
   Other                                           457,024        421,001         975,985        906,651
                                              ------------   ------------    ------------   ------------
     Total noninterest expenses                  2,647,200      2,275,470       5,197,271      4,648,936
                                              ------------   ------------    ------------   ------------

Income before income taxes                       1,763,480      1,098,876       3,747,642      1,996,354
Income tax expense                                 632,318        395,972       1,327,978        719,098
                                              ------------   ------------    ------------   ------------
NET INCOME                                       1,131,162        702,904       2,419,664      1,277,256
                                              ============   ============    ============   ============
NET INCOME PER SHARE:
   Basic                                      $       0.40   $       0.25    $       0.85   $       0.46
                                              ============   ============    ============   ============
   Diluted                                    $       0.40   $       0.25    $       0.85   $       0.45
                                              ============   ============    ============   ============
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
   Basic                                         2,835,508      2,800,975       2,835,478      2,774,243
                                              ============   ============    ============   ============
   Diluted                                       2,861,143      2,816,418       2,853,202      2,816,297
                                              ============   ============    ============   ============


                                                                   For the three months ended
                                                  ----------------------------------------------------------------
                                                           JUNE 30, 2002                    JUNE 30, 2001
                                                  ------------------------------   -------------------------------
(DOLLARS IN THOUSANDS)                                                   Average                           Average
                                                  Average                 Yield/   Average                  Yield/
                                                  Balance     Interest     Cost    Balance    Interest      Cost
                                                  -------     --------   -------   -------    --------     -------
Interest-earning assets:
   Interest-bearing deposits in other banks       $  2,604    $   12       1.84%   $  8,886    $   58       2.61%
   Securities:
      Available for sale                            41,171       559       5.43%     37,927       596       6.29%
      Held to maturity                               7,216       115       6.37%      8,000       101       5.05%
   FHLB stock                                        4,155        54       5.20%      3,755        63       6.71%
   Loan portfolio                                  380,417     6,653       7.00%    348,987     7,007       8.03%
                                                  --------    ------               --------    ------
    Total interest-earning assets                  435,563     7,393       6.79%    407,555     7,825       7.68%

Non-interest earning assets                         27,238                           12,583
                                                  --------                         --------
Total assets                                      $462,801                         $420,138
                                                  ========                         ========

Interest-bearing liabilities:
   Deposits                                        336,202     2,610       3.11%    316,673     3,968       5.01%
   Borrowed funds                                   72,460       892       4.92%     56,410       855       6.06%
                                                  --------    ------               --------    ------
    Total interest-bearing liabilities             408,662     3,502       3.43%    373,083     4,823       5.17%
                                                              ------                           ------
Non-interest bearing liabilities                    19,098                           15,013
                                                  --------                         --------
    Total liabilities                              427,760                          388,096
    Stockholders' equity                            35,041                           32,042
                                                  --------                         --------
Total liabilities and stockholders' equity        $462,801                         $420,138
                                                  ========                         ========

Net interest income                                           $3,891                           $3,002
                                                              ======                           ======
Interest rate spread                                                       3.36%                            2.51%
                                                                         ======                           ======
Net yield on interest-earning assets                                       3.57%                            2.95%
                                                                         ======                           ======
Percentage of average interest-earning
   assets to average interest-bearing
   liabilities                                                            106.6%                           109.2%
                                                                         ======                           ======